                                                                    Exhibit 20.1


                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class A-1

Original Principal Balance                                                            222,000,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                         222,000,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                       161,243,022.75         726.319922

                Pool Factor                                                                 0.726320

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                     60,756,977.25                          273.680078
      Plus: Prior Principal Carryover                                          0.00                            0.000000
      Total Principal Distributable Amount                            60,756,977.25                          273.680078
                                                                   ----------------

      Principal Distribution Amount                                   60,756,977.25                          273.680078
                                                                   ----------------
      Current Principal Carryover                                                               0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                         352,980.00                            1.590000
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                                352,980.00                            1.590000

      Interest Distribution Amount                                       352,980.00                            1.590000
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000


                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class A-2

Original Principal Balance                                                            555,000,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                         555,000,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                       555,000,000.00        1000.000000

                Pool Factor                                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                       1,233,795.83                            2.223056
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                              1,233,795.83                            2.223056

      Interest Distribution Amount                                     1,233,795.83                            2.223056
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class A-3

Original Principal Balance                                                            200,000,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                         200,000,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                       200,000,000.00        1000.000000

                Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                         644,833.33                            3.224167
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                                644,833.33                            3.224167

      Interest Distribution Amount                                       644,833.33                            3.224167
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class A-4

Original Principal Balance                                                            331,750,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                         331,750,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                       331,750,000.00        1000.000000

                Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                       1,372,431.32                            4.136944
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                              1,372,431.32                            4.136944

      Interest Distribution Amount                                     1,372,431.32                            4.136944
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class B-1

Original Principal Balance                                                             56,250,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                          56,250,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                        56,250,000.00        1000.000000

                Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                         193,781.25                            3.445000
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                                193,781.25                            3.445000

      Interest Distribution Amount                                       193,781.25                            3.445000
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class C-1

Original Principal Balance                                                             63,750,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                          63,750,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                        63,750,000.00        1000.000000

                Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                         233,696.88                            3.665833
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                                233,696.88                            3.665833

      Interest Distribution Amount                                       233,696.88                            3.665833
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2004
                    for Distribution Date of April 20, 2004
                                   Class D-1


Original Principal Balance                                                             48,750,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS         BALANCE

      Principal Amount of Notes as of Prior Distribution Date                          48,750,000.00        1000.000000

      Principal Amount of Notes as of Current Distribution Date                        48,750,000.00        1000.000000

                Pool Factor                                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                              0.00                            0.000000
      Plus: Prior Principal Carryover                                          0.00                            0.000000
                                                                   ----------------
      Total Principal Distributable Amount                                     0.00                            0.000000

      Principal Distribution Amount                                            0.00                            0.000000
                                                                   ----------------

      Current Principal Carryover                                                               0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                         227,513.54                            4.666944
      Plus: Prior Interest Carryover                                           0.00                            0.000000
                                                                   ----------------
      Total Interest Distributable Amount                                227,513.54                            4.666944

      Interest Distribution Amount                                       227,513.54                            4.666944
                                                                   ----------------

      Current Interest Carryover                                                                0.00           0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                   ORIG PRIN BAL

      Aggregate Principal Balance                                  1,443,865,557.42

      Overcollateralization Amount                                    27,122,534.67

      Servicing Fee                                                    1,714,023.00                            1.142682

      Spread Account                                                  14,438,655.57
      Net Change in Spread Account                                     (561,344.43)

      Net Collections                                                 66,155,151.12

      Aggregate Principal Balance of Delinquent Contracts                149,369.69

      Aggregate Spread Account Reduction                                          -
      Total Initial Spread Deposit Repayment                                      -
                                                                   ----------------
      Certificate Distributable Amount                                            -
                                                                   ================